                                                                      Exhibit 24

                                POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1, with respect to its initial public offering of Common Stock, no par value, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Patrick W. Bevack, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such Common Stock or such registration, with full power and authority to do and perform any all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 27, 1996.

                                                              /s/ David G. Lodge
                                                              ------------------

                                POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1, with respect to its initial public offering of Common Stock, no par value, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Patrick W. Bevack, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such Common Stock or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 27, 1996.

                                                             /s/ David P. Miller
                                                             -------------------

                                POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1, with respect to its initial public offering of Common Stock, no par value, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Patrick W. Bevack, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such Common Stock or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 27, 1996.

                                                      /s/ Marguerite B. Humphrey
                                                      --------------------------

                                POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1, with respect to its initial public offering of Common Stock, no par value, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Patrick W. Bevack, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such Common Stock or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 27, 1996.

                                                          /s/ Alfonse M. Mattia
                                                          ----------------------

                                POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1, with respect to its initial public offering of Common Stock, no par value, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Patrick W. Bevack, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such Common Stock or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 27, 1996.

                                                         /s/ Robert R. Broadbent
                                                         -----------------------

                                POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1, with respect to its initial public offering of Common Stock, no par value, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Patrick W. Bevack, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such Common Stock or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 27, 1996.

                                                         /s/ Marjorie M. Carlson
                                                         ----------------------

                                POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1, with respect to its initial public offering of Common Stock, no par value, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Patrick W. Bevack, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such Common Stock or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 27, 1996.

                                                            /s/ Ralph D. Ketchum
                                                            --------------------

                                POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1, with respect to its initial public offering of Common Stock, no par value, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Patrick W. Bevack, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such Common Stock or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 27, 1996.

                                                             /s/ Lois K. Goodman
                                                             -------------------

                                POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1, with respect to its initial public offering of Common Stock, no par value, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Patrick W. Bevack, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such Common Stock or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 27, 1996.

                                                              /s/ Robert M. Kaye
                                                              ------------------

                                POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1, with respect to its initial public offering of Common Stock, no par value, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Patrick W. Bevack, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such Common Stock or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 27, 1996.

                                                              /s/ Malvin E. Bank
                                                              ------------------

                                POWER OF ATTORNEY

     The undersigned, an officer or director, or both an officer and director of Metropolitan Financial Corp., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1, with respect to its initial public offering of Common Stock, no par value, hereby constitutes and appoints Robert M. Kaye, David G. Lodge, and Patrick W. Bevack, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution, for and in the name, place, and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments, post-effective amendments, supplements, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such Common Stock or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand as of August 27, 1996.

                                                             /s/ James A. Karman
                                                             -------------------